Exhibit 10.42

Deed Roll No.               3326/2016

Negotiated at Aachen, 16th December 2016

Before the notary

Dr. Thomas Förl

whose office is in Aachen

there appeared:

1.

Mr Thomas Hübner, born 20th December 1967, and Mr Ulrich Warner, born 10th February 1960, both having their place of business in 52062 Aachen, Kleinmarschierstrasse 54-58, both of whom identified themselves to me by way of their official photographic identity cards, both acting not in their own name but as members of the executive board with power of joint representation of g e w o g e A G, whose registered office is in Aachen, registered in the Commercial Register of the Aachen District Court under number HRB 175 and whose place of business is: 52062 Aachen, Kleinmarschierstrasse 54-58

Based on my inspection today of the aforementioned B Commercial Register 175, I the notary hereby certify that the company is in existence in Aachen and registered with the business name of gewoge AG with its registered office in Aachen and that the aforementioned Messrs Hübner and Warner are authorised to represent the company jointly as members of its executive board.

- hereinafter referred to as the “Vendor” -

2.

Mr Dirk Gerhard Michels, born 16th October 1968 and Dr. Thorsten Siess, born 4th August 1965, both having their place of business in 52074 Aachen, Neuenhofer Weg 3, both known to me personally and both acting not in their own name but as directors with power of joint representation of A b i o m e d  E u r o p e  G m b H, whose registered office is in Aachen, registered in the Commercial Register of the Aachen District Court under number HR B 13059 and whose place of business is: 52074 Aachen, Neuenhofer  Weg 3

Based on my inspection today of the aforementioned B Commercial Register 13059 I the notary hereby certify that the company is in existence in Aachen and registered with the business name of Abiomed Europe GmbH with its registered office in Aachen and that the aforementioned Mr Michels and Dr. Siess are authorised to represent the company jointly as its directors.

- hereinafter referred to as the “Purchaser” -

The parties appearing declared, acting as stated:

We conclude the following

PURCHASE CONTRACT

§1	INFORMATION IN THE LAND REGISTER
1.1	The Vendor is the owner of the following property:

Aachen District Court, Laurensberg Land Register, Folio 2856
Cadastral District	Plot	Parcel	Location and economic nature	Area
Laurensberg	26	583	Developed and undeveloped site, Neuenhofer Weg 3 and 5	11,010 sqm
1.2

The content of the land register was determined by inspection on 24th October 2016 and a certificate of currency dated today. This revealed that the property is encumbered in the land register as follows:

1.2.1	Section II:
No. 3:	Limited personal easement (sewer rights with protective strip) in favour of the City of Aachen
No. 4:	Limited personal easement (right to operate and maintain a transformer station and electrical and telecommunications cable rights) in favour of Stadtwerke Aachen Aktiengesellschaft (STAWAG), Aachen
No. 5:	Limited personal easement (electrical and telecommunications rights and gas and water pipeline rights with protective strip) in favour of the beneficiary at II/4
1.2.2	Section III:
No. 9:	EUR 807,900.00 registered land charge
No. 10:	EUR 7,270,600.00 registered land charge both in favour of WL Bank AG Westfälische Landschaft Bodenkreditbank, Münster.
1.3	The encumbrances registered over the sale property in Section II are to remain in force and the Purchaser shall take subject to them.
1.4

The encumbrances registered in Section III will not be taken over. They are to be cancelled and any amounts remaining outstanding shall be discharged from the purchase price in accordance with §3.6 below. The notary shall request the necessary cancellation documents (sending a copy of this contract if required). This is without prejudice to the Vendor’s duty to have the encumbrances in Section III cancelled.

§2	SALE
2.1

The Vendor sells to the Purchaser, as sole owner, a part of the aforementioned property with an area of approx. 10,486 sqm edged in red on the official scale plan attached as  Annex  2.1  and situated between points A-B-C-D-E-F-G-H-I-J-K-L-M-N-O-P-Q-R-S-T-U-V-W-X-Y-Z-Z1-Z2-T3-A, together with the buildings and all other essential elements of the property and fixtures; the Purchaser accepts the sale.  This area is hereinafter referred to as the “Subject Property”. The Vendor hereby agrees to have the Subject Property measured immediately at its expense and to have an entry created for it in a separate land registry folio.

According to the parties, an office building stands on the Subject Property.

2.2	N/a.
§3	PURCHASE PRICE
3.1

The total purchase price is EUR 11,000,000.00 (in words: eleven million euros). Of this, a portion of EUR 3,500,000.00 of the purchase price relates to the site and a portion of EUR 7,500,000.00 of the purchase price relates to the building. If it appears from the certificate of changes that the area sold is larger or smaller than shown at §2.1, this shall not affect the amount of the purchase price.

3.2	Value Added Tax
3.2.1

The Vendor hereby irrevocably and unconditionally waives the exemption from tax under VAT Act [UStG] §4 point 9a and exercises the value added tax option pursuant to VAT Act §9 para. 1 and para. 3, 2nd sentence, in relation to the whole of the Subject Property (the so-called value added tax option). The Vendor agrees to maintain the option and not to revoke it without the Purchaser’s prior consent.

Pursuant to VAT Act §13b para. 1 point 3, the Purchaser is therefore liable to the tax office for the value added tax and pursuant to VAT Act §15 para. 1 point 4 it is entitled to deduct input tax. Thus the Purchaser is not liable to the Vendor for the applicable value added tax.

The Vendor agrees that it will present a proper invoice without delay – but not before possession is transferred – including the information referred to in VAT Act §14 para. 4 and §14a para. 5 (e.g. its tax ID number and invoice number), but not showing the tax separately.  The parties expressly agree that this contract does not yet represent an invoice within the meaning of VAT Act §14 para. 5.

The Purchaser warrants that it will use the property entirely for its business for value added tax purposes.  It is also aware that an adjustment of input tax must be carried out if during the next ten years the taxable use of the property comes to an end or it is sold without renewing the option. The Vendor warrants that it is a business for value added tax purposes and that it is selling the Subject Property entirely in the course of its business.

3.2.2

The parties both assume that this is not a disposal of the whole of a business under VAT Act §1 para. 1a, since the Purchaser will be using the Subject Property for its own commercial purposes and will not be continuing any lettings by the Vendor in whole or in part. If and to the extent that the tax authorities are of the opinion, as set out in final and materially binding tax assessments, that the whole or part of the sale of the Subject Property is a disposal of the whole of a business within the meaning of VAT Act §1 para. 1a, the parties agree as follows:

The proceeds of the sale of the Subject Property are therefore not taxable. The Purchaser is not liable to the Vendor for value added tax on the purchase price. Pursuant to VAT Act §1 para. la, 3rd sentence, the Purchaser steps into the shoes of the Vendor by operation of law as a purchasing undertaking, and in particular it shall continue to be subject to the Vendor’s value added tax adjustment periods under VAT Act §15a para. 10, 1st sentence. The Purchaser will not be financially subject to the value added tax consequences under VAT Act §1 para. la, 3rd sentence and §15a para. 10 if it is not responsible for those consequences as a result of its own conduct. If the Vendor has claimed input tax from the tax authorities during the periods prior to the transfer of possession and these result in an adjustment to the Purchaser’s input tax pursuant to VAT Act §15a, it shall indemnify the Purchaser on first demand and no later than 5 banking days after receipt of a corresponding notification against any resulting fiscal detriment (corrections to input tax, including incidental payments). This indemnity obligation also applies in respect of the input tax adjustment periods which are transferred to the Purchaser and which continue to apply to it. If a claim is made against the Purchaser as a result of an adjustment to deductions of input tax under VAT Act §15a required under §8, the Vendor must indemnify the Purchaser against all costs, losses and other detriment and, vis-á-vis the Purchaser, assume liability for all the input tax which must be reimbursed.

The Vendor agrees that it will provide the Purchaser with all necessary information under VAT Act §22 para. 4 in conjunction with VAT Application Decree [UStAE] Part 15a.12 para. 1 in connection with the adjustment rules in VAT Act §15a, without delay and no later than when it is established by binding determination that this transaction is a disposal of a business as a whole, in relation to input tax adjustment periods in relation to the Subject Property which are still ongoing within the meaning of VAT Act §15a when possession passes. The Vendor shall give the Purchaser copies of the relevant documents and vouchers supporting the information previously given under VAT Act §22 para. 4. The Vendor declares that the data to be handed over will be complete and accurate to the best of its knowledge. The Vendor shall be liable to the Purchaser for economic loss suffered as a result of providing inaccurate or incomplete information within the meaning of VAT Act §15a para. 10 and must indemnify it in respect thereof on first demand. The Vendor agrees that it will inform the Purchaser without delay, including after possession has passed, if there are retrospective changes relating to the facts underlying the input tax adjustments which continue to apply to the Purchaser within the meaning of VAT Act §15a.

The Vendor shall assign to the Purchaser all its rights in relation to documents relevant to value added tax against the legal entity which sold and transferred the Subject Property to the Vendor (the “Previous Owner”), conditional on and with effect from the effective date for the transfer of possession.

The Purchaser declares that it is an undertaking within the meaning of VAT Act §2 and that the purchase is being made entirely for the purposes of its business. The Vendor declares that it is an undertaking within the meaning of VAT Act §2 and that the sale is being made in the course of its business.

The Purchaser’s rights against the Vendor under the provisions of §3.2.2 shall not become time-barred until the expiry of five years after the transfer of possession under §8, and no earlier than six months after the date on which the tax assessment on which the Purchaser’s rights are based becomes materially binding.

3.3	The fundamental preconditions under which the purchase price will become due are that
3.3.1	all approvals and declarations necessary to implement this contract (apart from the property transfer tax clearance certificate) have been received,
3.3.2

the notary has received the declaration of waiver or negative clearance from the municipal or State authorities in relation to statutory right of pre-emption under the Buildings Code [Baugesetzbuch] and the State Nature Conservation Act [Landesnaturschutzgesetz],

3.3.3	a priority notice protecting the Purchaser has been registered in the land register ranking after the aforementioned encumbrances and such rights as the Purchaser has consented to,
3.3.4

the notary has received the cancellation documents in respect of all registered encumbrances which are not being taken over by the Purchaser, subject to fiduciary obligations which can be performed from the purchase price monies –after deducting the agreed retentions,

3.3.5	the approval of the subdivision has been received pursuant to the State Building Regulations [Landesbauordnung],
3.3.6

all other documents necessary to implement this contract have been received, in particular any certificate of changes required and the registration of the area being sold as a separate property in the cadastral register, but excluding the property transfer tax clearance certificate.

The notary is instructed to confirm to the parties in writing that the conditions under §3.3 have been fulfilled. This is without prejudice to the Vendor’s duty to take care to ensure that the above conditions are fulfilled without delay.

3.4

The purchase price shall be due on 1st February 2017, but no earlier than ten banking days after receipt by the Purchaser of the notary’s written confirmation that the fundamental preconditions for the purchase price to become due set out in §3.3 have been fulfilled. The Purchaser is not permitted to make payment before the agreed time.
3.5

The purchase price must be paid, to the creditors to be discharged in the amount of any discharge amounts claimed in accordance with §3.6 below, and directly to the Vendor in respect of the remaining balance, to its account at Sparkasse Aachen IBAN: DE 97 3905 0000 0000 1224 16.

3.6	The land charges registered in Section III (see §1.2.2) shall be discharged out of the payment of the purchase price. The following is agreed for that purpose:
3.6.1

The creditors under the land charges are hereby instructed to reconcile the loans and credits to which the land charges relate as at 1st February 2017 and to notify the loan amounts and the daily interest due after that date to the Purchaser, by way of the officiating notary.

3.6.2

The Vendor hereby assigns its right to payment of the purchase price in the amount of the respective loan monies plus daily interest under §3.6.1 to the creditors under the respective land charges.  The latter must be notified of the assignment in writing by the notary – who must provide them with a copy of this contract.

If there is more than one creditor under a land charge, the assignment under §3.6.2 para. 1 shall take place in the order of priority of the land charges as appearing in section III of the land register.

3.6.3

The parties hereby agree that the loan amounts and daily interest shall be transferred direct to the creditors by way of discharge of the assignment and offset against the purchase price when it falls due, exclusively on the basis of the discharge amounts claimed by the creditors.

3.6.4

The creditors under the land charges are hereby irrevocably instructed by the parties to provide the officiating notary with enforceable cancellation documents – if applicable, subject to fiduciary obligations which do not conflict with this contract.

3.6.5

Effective from the payment date of the purchase price (less any withholdings), the seller herewith assigns to the buyer all land charges in favour of the owner which result or will result from security interests in real property as well as any possible claims for the return of such security interests or the return of such return claims.

3.7

If and to the extent that the purchase price has not been paid when due, the Purchaser shall be in default even if there is no reminder. The date of payment shall be the date on which the money is credited to the recipient’s account.

3.7.1

The Purchaser submits to immediate enforcement by the Vendor in respect of its entitlement to the purchase price together with default interest in the amount of five percentage points above the current base rate. After receipt of the notary’s confirmation that the conditions set out in §3.3 have been fulfilled, an enforceable copy of this contract may be issued to the Purchaser without a need for further evidence. This does not mean that the burden of proof is reversed. In the event of enforcement, default interest shall be deemed to be due from the date on which the enforceable copy is issued.

§4	FINANCING OF THE PURCHASE PRICE; AUTHORITY TO CREATE ENCUMBRANCES

The Purchaser declares that it does not require finance and so does not need authorisation to create encumbrances.

§5	EASEMENTS

With the area being sold there are included the easements set out in Annex 5.1 (notarial deed of Dr. Terbrack – deed roll No. 2341/2016 dated 14th December 2016), which shall be transferred to the Purchaser.

The area being sold also includes the easements under the amendment –which has yet to be notarised – to the aforementioned deed of the notary Dr. Terbrack dated 14th December 2016. A copy of a draft of the consent to amendment is attached to this deed as Annex 5.2.

If the parties entitled to the respective easements request it, the Purchaser must postpone the ranking of its retrospectively agreed priority notice to that of the easements.

§6	MATERIAL DEFECTS
6.1

The Subject Property is being purchased in a condition commensurate with its age and as recently inspects. All claims by and rights of the Purchaser in respect of the size of the property and the buildings standing thereon or apparent or concealed defects are excluded unless (i) the Vendor has acted deliberately or (ii) it is agreed otherwise in this contract.

The Vendor warrants that it is not aware of any concealed defects in the property or the building.  To the best of its knowledge, the Subject Property does not exhibit any environmental damage.

6.2

The Purchaser warrants, based on its many years of experience as a tenant, that it has no knowledge of any defect apart from defects which are mentioned accordingly in this contract. The Vendor warrants, by way of an agreement as to the characteristics of the Subject Property, that

6.2.1	the Subject Property is not protected as a historic monument,

the existing buildings and their present use are permitted under planning law, that the building was originally constructed in accordance with the applicable planning consents and that its present use is in conformity with that or those planning consent(s).

If the property does not conform to the planning consent(s) or to planning law requirements, it shall be for the Purchaser to prove that this was not the result of alteration works carried out by it (that is, by ABIOMED or Impella as tenants).

6.2.2	at the latest on the registration of the transfer of ownership, the subject property is not subject to controlled rent legislation or housing subsidy (social housing).
6.3

The Vendor shall not be liable for the existence of any easements which are not registered in the land register or restrictions in favour of adjoining owners which are not registered in the land register. Any such encumbrances shall be transferred and the Vendor is not aware of them, apart from the existing entries in respect of public land charges (consolidation land charge and preservation and maintenance of a fire brigade access in accordance with Annex 6.3.1).  In addition, one further public land charge will be registered, the content of which appears in Annex 6.3.2; the declaration of the land charge has already been notarised before Dr. Terbrack, on 14th December. A graphic depiction of the existing and new separation areas between the buildings is attached to this deed as Annex 6.3.3.

6.3.1	The Vendor warrants by way of a free-standing warranty within the meaning of Civil Code [BGB] §311, for breach of which the Vendor will be liable for damages irrespective of fault, that
(a)

as at today’s date, there are no unfulfilled official orders or requirements relating to the Subject Property other than those resulting from works by Abiomed/Impella, (such as to have building works carried out or parts of buildings demolished),

(b)

as at today’s date, there have been no revocations or retractions of or objections to the consents applicable to the construction and use of the building, other than those resulting from works by Abiomed/Impella,

(c)

at the conclusion of this purchase contract, there are no legal disputes pending between gewoge and third parties, or administrative appeal proceedings, relating directly or indirectly to the Subject Property and which do not result from works by Abiomed/Impella,

(d)	no employment contracts will be transferred to the Purchaser pursuant to Civil Code §613a,
(e)

during the period up to the transfer of possession there will be no unpaid taxes, charges or contributions relating to the Vendor’s possession of the Subject Property in respect of which the Subject Property or the Purchaser could be liable. The Vendor declares that all tax liabilities based on the operation or previous acquisition of the Subject Property by the Purchaser, including property tax, property transfer tax, withholding taxes and debt liabilities, have been fulfilled by the Vendor on time and in full and will continue to be fulfilled until responsibility for taxes is transferred to the Purchaser with the transfer of possession, so that no liability can arise on the part of the Purchaser or the Subject Property for the Vendor’s tax liabilities, including withholding taxes and debt liabilities, in particular pursuant to Application Ordinance [AO] §75 and Property Tax Act [GrStG] §§11 and 12, until possession is transferred. As between the parties, the Vendor shall indemnify the Purchaser in full against all such claims.

6.4

If the Subject Property deteriorates or is damaged before handover (e.g. as a result of fire damage), such deterioration or damage must be rectified by the Vendor at its expense. If the deterioration or damage is caused by an insured event, the Purchaser must be notified thereof. The Purchaser may require that the insurance monies are released to it in place of rectification.

§7	LEGAL DEFECTS
7.1

Save where agreed otherwise in §1.3, §5 and §6.3 above, the Subject Property must be transferred free from encumbrances in Sections II and III of the land register and also free from public land charges, public charges under Federal Soil Protection Act [BBodSchG] §25 para. 6 (soil protection charges), leases and/or other third party rights of occupation. In particular, the current lease with the tenant Finders shall come to an end with effect from 31st January 2017 and the Purchaser will not continue with it.

7.2	The Purchaser is currently a tenant in the property. The lease to the Purchaser shall come to an end when possession is transferred.
§8	HANDOVER / TRANSFER OF POSSESSION
8.1

Possession, use, risk and burden (including taxes and charges), the rights and obligations in relation to the existing insurance of the property and general occupier’s liability shall pass to the Purchaser (economic transfer) on full payment of the purchase price, but no earlier than 1st February 2017.

8.2

Documents / papers relating to the construction or maintenance of the Subject Property must be handed over to the Purchaser after possession has been transferred, if and insofar as the Vendor has them. This refers in particular, but not only, to the following documents / papers:

•	Technical documents;
•	Servicing documents;
•	Approval documents;
•	Review plans.
8.3	The Vendor must manage the property or have it managed properly until the handover date.
8.4	The adjoining owner consents granted in Annex 8.4 form part of this contract.

8.5

The Vendor hereby agrees that it will have all damage to the Subject Property caused as a result of or in connection with the building works carried out on the property in the Laurensberg cadastral register, plot 26, parcel 634, remedied to a professional standard at its expense on or before 1st May 2017. The Vendor must have the following work carried out:

8.5.1	Repairing the external lighting / lantern in front of the building towards Vaals;
8.5.2	Reinstalling the daylight control at the front of the underground car park towards DLC II;
8.5.3	Repairing the “Spanish Steps” between Buildings DLC I and II. Particularly, repairing the foundations so that water stops leaking into the compressed air plant;
8.5.4	Reconstructing the light shaft to the DLC I utility room;
8.5.5	Sealing the ventilation grid to the DLCI underground car park;
8.5.6	Modifying the DLC I underground car park ventilation system in accordance with the existing plans (Annex 8.5.6);
8.5.7

Reinstating the “DLC II Building Site” electrical connection properly; 8.5.8 Cleaning the DLC I basement glass façade (clean room 01); 8.5.9 Properly reconstructing the footpath between DLC I and DLC II;

8.5.10	Reinstalling the Abiomed car park signage;
8.5.11	Removing or reinstating the camera, including the electrical connection, on the DLC I ellipse roof.
§9	DEVELOPMENT CHARGES
9.1

The Vendor shall pay the contributions to development costs pursuant to the Buildings Code and adjoining owners’ and connection charges pursuant to the Communal Charges Act [Kommunalabgabegesetz], including reimbursements for the cost of connections to the building and the property, in respect of the facilities and installations existing in whole or in part at today’s date, irrespective of whether an obligation to contribute arises and when and to whom a notice to contribute is sent; the Purchaser shall bear all other costs. The Vendor has not made any advance payments. According to the Vendor

9.1.1	there are no development works currently being undertaken in the public roadway,
9.1.2	the property is connected to the public drainage system and the costs arising in respect thereof have been paid,
9.1.3	the levies for the construction of the street have been invoiced and paid.
9.2

The notary informed the parties that a certificate can be obtained from the municipal authorities with regard to the adjoining owners’ charges. He also pointed out that the obligation to pay public law charges is not affected by the above provision and that the aforementioned contributions will remain as a public charge against the property.

§10	COPYRIGHT

Insofar as the Vendor owns the right to use or modify any works affecting the Subject Property which are protected by copyright, it hereby assigns those rights to the Purchaser, which accepts the assignment, with effect from the transfer of possession.

§11	CONVEYANCE; CONSENTS TO REGISTRATION
11.1	The parties agree that title to the sale property will be transferred to the Purchaser (conveyance). They authorise the registration of the change of ownership in the land register.

In order to protect the Vendor, the parties hereby instruct the notary not to apply to register the change of ownership until he has received evidence of payment of the whole of the purchase price, by way of presentation of a bank confirmation or in writing from the Vendor. Until then, the notary may release an engrossment or a certified copy containing the conveyance only to the Vendor.

11.2	The parties were informed that title is not transferred until the transfer is registered and that all necessary approvals and the property tax clearance certificate must first be obtained.
11.3

As security for the Purchaser’s non-assignable right to have title transferred to it, the parties agree to and authorise the registration of a priority notice. The Purchaser now agrees to and applies for the cancellation of this priority notice simultaneously with registration of the transfer of title, provided that no entries have been registered in the interim without its consent.

11.4

Furthermore, the notary is irrevocably authorised to consent to and apply for the cancellation of the priority notice. As between the parties, the notary is instructed to make use of this authority only if the following conditions are fulfilled:

11.4.1

The Vendor has applied to the notary in writing for cancellation and presented the notary with copies of documents showing conclusively that the Purchaser’s right to have the contract implemented has lapsed.

11.4.2

The notary has sent the Purchaser a copy of the application together with the aforementioned documents and asked it in writing to comment on them within a period of 14 days from receipt and to provide evidence of any payments made by presenting a bank confirmation. The documents have been delivered in accordance with the provisions of the Civil Procedure Ordinance [ZPO]. The notice of request referred to the consequences of failing to comment within the deadline.

11.4.3	The Purchaser has either consented in writing to cancellation or has not delivered any comments to the notary within the 14 day deadline.
11.4.4	If the Purchaser demonstrates by presenting a bank confirmation that part of the purchase price has been paid, the priority notice may be cancelled only if the amount already paid is deposited.
11.5	The parties consent to the cancellation, release and change in the ranking of all registered encumbrances and also authorise their cancellation insofar as they are themselves entitled to do so.
11.5.1

The parties hereby mutually authorise one another such that either of them may act alone and also on behalf of all the parties in making all declarations necessary to amend the contract and transfer title.  A party acting under this authority is also authorised to determine the identity of the sale property after the cadastral office has updated the register, to declare the conveyance and to consent to and apply for the cancellation of the Purchaser’s priority notice in respect of the part of the property initially referred to which is not being sold. This authority may be used only before the officiating notary or his officially appointed representative.

11.5.2

Otherwise, the above authority is unaffected by the validity of the purchase contract insofar as it remains in force even if the purchase contract is void because of defects in the designation of the Subject Property. It therefore authorises each of the parties to declare the conveyance in respect of the property which comes into existence on the basis of the result of the survey even if its layout and/or area is substantially different from that shown in the location plan.  As between the parties, the notary is instructed by them to notarise the conveyance only if all the parties have declared that they agree to the exercise of this authority; there is no need to provide evidence of this agreement to the land registry.
§12	COSTS, NOTIFICATIONS, CONCLUDING PROVISIONS
12.l

The Vendor shall pay the costs of removing those encumbrances and restrictions which are not being taken over, including the notary’s charges, and the costs of subdividing the property (particularly for measurement / recording the subdivision in the land register and the cadastral register). Apart therefrom, the costs associated with this contract (notarial costs, court fees and property transfer tax) shall be borne by the Purchaser.

12.2	The parties were informed of the statutory joint liability for certain costs (servicing charges, adjoining owners’ development charges and court fees and notarial costs).
12.3	The notary has not provided any tax advice. However, he did point out the possibility of tax liability in respect of any gains on the sale.
12.4	All necessary approvals and declarations in relation to this deed are reserved.

They are to be obtained by the notary, attaching appropriate drafts to be prepared by him, and will take effect immediately vis-à-vis all the parties upon receipt by the notary.

12.5

The notary is authorised to make all land registry applications in connection with this deed, including in part or subject to restrictions, and to retract them in the same manner, and to vary or amend this deed by unilateral notarial deed – if necessary in order to implement it in the land register.

12.6

All the terms of this contract require notarisation. Collateral agreements not contained in this deed are void and may result in the invalidity of the entire transaction. The parties declare that all the important terms agreed between them are recorded in this contract and that there is no intention on the part of either of them to link it to any other contracts or transactions.

“Banking days” within the meaning of this property purchase contract are days (excluding Saturdays and Sundays) on which banks in Aachen are open for business.

Where reference is made above to Annexes 2.1, 6.3.3, 8.4 and 8.5.6, the location plans were presented for review and approved.

Where reference is made to Annexes 5.1 and 6.3.1, this is a voucher for evidential purposes which was not read out.

This record was read out to the parties appearing in the presence of the notary together with the other annexes (Annex 5.2 and Annex 6.3.2), approved by them and signed by them and by the notary as follows in their own hand:

[Signed and sealed]

...

ANLAGE 2.1

Vaalser Straße B1
Neuenhofer Weg
ca. 10486 m²
583
635
584
396
(im Bau)
Anlage zum Notarvertrag
Maßstab 1:500
GBNr. 11013
Lage:
Gemarkung:
Flur:
Flurstück:
Neuenhofer Weg 3-5
Laurensberg
20
583
Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller

ANNEX 5.1

CERTIFIED COPY

of a deed

of the notary Dr. Christoph

Terbrack in Aachen dated 14th

December 2016, deed roll no.

2341/2016 T

I hereby certify that the copy below

conforms to the original which is

before me.

A a c h e n, 15th December

2016

[Signed]

(Dr. Terbrack)

Notary

Deed Roll Number                                            -- 2341 -                                               of 2016 T

As at: 13th December 2016

Negotiated in Aachen on 14th December 2016.

Before me,

DR. CHRISTOPH TERBRACK

- NOTARY IN AACHEN -

there appeared the following, who are known to me personally, on behalf of gewoge AG with its registered office in Aachen (place of business: Kleinmarschierstrasse 54-58 in 52062 Aachen), registered in the Commercial Register of the Aachen District Court under number HRB 175, acting here not in their own name but as members of the executive board with power of joint representation

Mr Thomas Hübner, born 20th December 1967,

Mr Ulrich Warner, born 10th February 1960,

as binding representatives of the company, as certified by me on the basis of my inspection today of the aforementioned Commercial Register.

The parties – acting as shown above – declared and requested the notarisation of the following

CONSENTS TO REGISTRATION

Page | 2

PART A

PRELIMINARY

(1)The following property is registered in the Laurensberg land register of the Aachen District Court, folio 11267:

Laurensberg Cadastral District Plot 26

Parcel 634, building and undeveloped land,

Vaalser Strasse, area 7,978 sqm•

The registered owner is Gemeinnützige Wohnungsgesellschaft für Aachen, Aktiengesellschaft in Aachen. Referring to registry file HRB 175 at the Aachen District Court, application is made to correct the registered owner to “gewoge AG, Aachen”.

(2)The following property is registered in the Laurensberg land register of the Aachen District Court, folio 2856:

Laurensberg Cadastral District Plot 26

Parcel 583, building and undeveloped land,

Neuenhofer Weg 3 and 5, area 11,010 sqm•

The registered owner is Gemeinnützige Wohnungsgesellschaft für Aachen, Aktiengesellschaft in Aachen. Referring to registry file HRB 175 at the Aachen District Court, application is made to correct the registered owner to “gewoge AG, Aachen”.

(3)The property referred to at point (2) is being remeasured so that an area of some 524 sqm is being separated from parcel 583 and added to parcel

634 referred to at point (1). The property resulting from the measurement survey of parcel 583 is hereinafter referred to as Property B and the property resulting from the incorporation of the part of 583 and parcel 634 is hereinafter referred to as Property A.  A plan on which Properties A and B can be seen is attached to this deed as ANNEX 1. Property A is shown edged in red; Property B is shown edged in blue.

PART B

RIGHT TO SHARED USE OF AN

ACCESS AND STAIRCASE

§1

Content of the Easement

(1)The respective owner of Property B hereby grants the respective owner of Property A the right to make shared use of the area in Property B shown in red on the plans attached to this deed as ANNEX 2 for the following purposes:

Pedestrian right of way and right of access to a basement and transformer station in the building on Property A.

(2)The cost of preserving, maintaining and caring for the areas over which the easement is exercised shall be borne by the owner of Property B.

Page | 3

§ 2

Consent to Registration

(1)The owner of Property B consents to and applies for the registration of a corresponding easement in favour of the respective owner of Property A in Section II of the land register, ranking with the priority set out at point (3) below.

(2)There is expressly no consent to or application for the registration of a corresponding notice of dominance in the land register.

(3)To protect the entitlement to registration of the right, consent is given to and application made for the registration of a priority notice over parcel 583, to rank after the rights in Section II with ref. nos. 3, 4 and 5 and in Section III ranking after the rights with ref. nos. 9 and 10 and in favour of gewoge AG, ranking equally with the rights granted in Parts C, D and E.

PART C

PIPE AND CABLE RIGHTS

§ 1

Content of the Easement

(1)The respective owner of Property B hereby grants the respective owner of Property A the right to operate and maintain all supply and waste pipes and cables necessary to construct and maintain the building on Property A in the area of Property B marked in red on the plans attached to this deed as ANNEX 3, and to leave them there indefinitely.

The beneficiary’s servants and third parties instructed by it are permitted to access the property at any time and immediately for the purpose of operating, supervising or carrying out works of any sort to the pipes and cables, insofar as necessary in order to exercise such rights and obligations.

(2)The owner of Property A shall bear the cost of laying, operating and maintaining the pipes and cables.

§ 2

Consent to Registration

(1)The owner of Property B consents to and applies for the registration of a corresponding easement in favour of the respective owner of Property A in Section II of the land register, ranking with the priority set out at point (3) below.

(2)There is expressly no consent to or application for the registration of a corresponding notice of dominance in the land register.

(3)To protect the entitlement to registration of the right, consent is given to and application made for the registration of a priority notice over parcel 538, to rank after the rights in Section II with ref. nos. 3, 4 and 5 and in Section III ranking after the rights with ref. nos. 9 and 10 and in favour of gewoge AG, ranking equally with the rights granted in Parts B, D and E.

Page | 4

PART D

FIRE BRIGADE ACCESS

§ 1

Content of the Easement

(1)The respective owner of Property B hereby grants the City of Aachen the right to keep the areas in Property B marked in red on the plan attached to this deed as Annex 5 free from improvements of any sort and to permit pedestrian and vehicular access to these areas as a fire brigade access.

(2)The cost of preserving, maintaining and caring for the area over which this easement is exercised shall be borne by the owner of Property B.

§ 2

Consent to Registration

(1)The owner of Property B consents to and applies for the registration of an appropriately limited personal easement in favour of the City of Aachen in Section II of the land register, ranking with the priority set out at point (2) below.

To protect the entitlement to registration of the right, consent is given to and application made for the registration of a priority notice over parcel 583, ranking equally with the rights in Parts B, C, and E of this deed in Section II and in Section III ranking after the right with ref. no. 1 and in favour of the City of Aachen.

PART E

VEHICULAR RIGHT OF

WAY

§ 1

Content of the Easement

(1)The respective owner of Property B hereby grants the respective owner of Property A the right to make shared use of the area in Property B shown in red on the plans attached to this deed as ANNEX 6 to drive with vehicles of whatever nature, but limited to a maximum permissible total weight of 3.5 tonnes for each vehicle, and only to drive from Property A towards Neuenhofer Weg.

(2)The cost of maintenance and repair and ongoing maintenance costs and the costs of complying with the occupier’s duty of care shall be borne by the owner of Property B.

§ 2

Consent to Registration

(1)The owner of Property B consents to and applies for the registration of a corresponding easement in favour of the respective owner of Property A in Section II of the land register, ranking with the priority set out at point (3) below.

(2)There is expressly no consent to or application for the registration of a corresponding notice of dominance in the land register.

(3)To protect the entitlement to registration of the right, consent is given to and application made for the registration of a priority notice over parcel 538, to rank after the rights in Section II with ref. nos. 3, 4 and 5 and in

Page | 5

Section III ranking after the rights with ref. nos. 9 and 10 and in favour of gewoge AG, ranking equally with the rights granted in Parts B, C and D.

PART F

ENCROACHMENT RIGHT

§ 1

Encroachment Right

(1)An underground car park has been constructed under Property A. This deed is intended to create a right of encroachment in favour of Property B and a waiver of the right to demand an encroachment rent.

(2)For the benefit of the respective owner of Property B, the respective owner of Property A hereby permits encroachment by an underground car park in accordance with the plan attached to this deed as ANNEX 7. This encroachment must be tolerated in the area marked in red on the aforementioned plan.

(3)The obligation to permit the encroachment also includes

a)	a duty to permit appropriate supply and waste pipes and cables and to allow them to be maintained,
b)

a duty to permit access to the servient property at any time by agreement with the owner of the dominant property by the latter itself or by third parties instructed by it for the purpose of maintenance and repair work, but reinstating the servient property to its original condition,

c)

an obligation not to erect structures of any nature which would impede the encroaching structure, not to plant any deep-rooted shrubs etc., and to permit the removal of plants which would impede the encroaching structure, on the servient property in the area of the encroachment.

(2)The maintenance and operating costs for the encroaching underground car park shall be borne by the owner of Property B.  The occupier’s duty of care in respect of the encroaching structure is also the responsibility of the owner of Property B.  This duty relates only to the underground car park insofar as it is constructed below ground level.

§ 2

Waiver of Encroachment Rent

The owner of Property A hereby irrevocably waives the right to payment of the encroachment rent which could have been claimed in respect of the above encroachment right.

§ 3

Consent to Registration

(1)Consent is hereby given to and application made for the registration of a corresponding easement (encroachment right) over Property A and in favour of the respective owner of Property B.

(2)To protect the waiver in §3, consent is given to and application is made for the registration in the land register of the waiver of encroachment rent from Property B.

(2)There is expressly no consent to or application for the registration of a corresponding notice of dominance in the land register.

Page | 6

(3)To protect the entitlement to registration of the right, consent is given to and application made for the registration of a priority notice over parcel 634, ranking with first priority in Section II and in Section III ranking after the right with ref. no. 1 and in favour of gewoge AG.

PART G

EXTENSION OF AN EASEMENT

gewoge AG has consented to and applied for the easement appearing from ANNEX 8 over parcel 634 and in favour of Stadtwerke Aachen AG (STAWAG). After completion of the survey, this right is to extend to the whole of Property A. Consent is given to and application made for a corresponding entry in the land register.

PART H

CONCLUDING PROVISIONS

(1)For the purpose of calculating costs, the value of each right is deemed to be EUR 3,000.00.

(2)The notary Dr. Christoph Terbrack in Aachen and his employees Heinz Göttgens, Sylvia Buntrock, Brigitte Braun and Andrea Claus, each acting individually and released from the restrictions of Civil Code [BGB] §181, are authorised to make all declarations, to declare that the surveyed property is the same as the parts of the properties described above (Property A and Property B) and to make modifications and amendments to this deed which appear necessary to them in order to implement it. They are authorised to make separate and limited applications and to withdraw them in the same manner.

(3)The plans attached to this deed were presented for review, approved and signed.

THIS RECORD was read out by the notary to the parties appearing, approved by them and then signed by them and by the notary in their own hand as follows:

[Signed]	[Signed]

(Hübner)	(Warner)

[Signed]
Dr. Terbrack) Notary

A N N E X               1

TO THE DEED DATED 14TH DECEMBER 2016

OF THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
584
Neuenhofer Weg
Untergeschoss
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
583
ca. 10486 m²
579
94
Vaalser Straße B1
321
565
320
227
147
Anlage 1 zum Notarvertrag
Maßstab 1:600
Lage: Neuenhofer Weg 3-5
Gemarkung: Laurensberg
Flur: 26
Flurstück: 583
GBNr. 11013
Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure
52064 Aachen

A N N E X               2

TO THE DEED DATED 14TH DECEMBER 2016

OF THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
584
Grundstück A
Grundstück B
Neuenhofer Weg
Untergeschoss
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
583
579
94
Vaalser Straße
B1
321
565
320
147
227
13

Anlage 2 zum Notarvertrag

Maßstab 1:600

Lage:	Neuenhofer Weg 3-5	**GBNr. 11013**
Gemarkung:	Laurensberg	Gefertigt am 31.11.2016
Flur:	26	Sachbearbeiter: M.Maassen
Flurstück:	583	

Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure

Bahnhofstraße 1 52064 Aachen
Tel. 0241 / 33 200 Fax 0241 / 404 572
eMail: info@vorholz-wueller-vermessung.de
Website: www.vorholz-wueller-vermessung.de

A N N E X               3

TO THE DEED DATED 14TH DECEMBER 2016

OF THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
584
Grundstück A
Grundstück B
Neuenhofer Weg
Untergeschoss
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
583
Strom
Wasser
579
94
Vaalser Straße
B1
321
565
320
147
227
13
Anlage 3 zum Notarvertrag
Maßstab 1:600
Lage: Neuenhofer Weg 3-5
Gemarkung: Laurensberg
Flur: 26
Flurstück: 583
GBNr. 11013
Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure

A N N E X               4

NOT USED

A N N E X         5

TO THE DEED DATED 14TH

DECEMBER 2016 OF THE NOTARY DR.

CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
Grundstück A
Grundstück B
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
584
Neuenhofer Weg
579
94
Vaalser Straße
B1
321
565
320
147
227
13

Anlage 5 zum Notarvertrag

Maßstab 1:600

Lage: Neuenhofer Weg 3-5
Gemarkung: Laurensberg
Flur: 26
Flurstück: 583

GBNr. 11013

Gefertigt am 23.11.2016
Sachbearbeiter: M.Massoen

Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure
Bahnhofstraße 1 52064 Aachen
Tel. 0241 / 33 290 Fax 0241 / 404 672
eMail: info@vorholz-wueller-vermessung.de
Website: www.vorholz-wueller-vermessung.de

A N N E X         6

TO THE DEED DATED 14TH DECEMBER 2016

OF THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
584
Grundstück B
Grundstück A
Neuenhofer Weg
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
579
94
Vaalser Straße
B1
321
565
320
147
227
13
Anlage 6 zum Notarvertrag
Maßstab 1:600
Lage: Neuenhofer Weg 3-5
Gemarkung: Laurensberg
Flur: 26
Flurstück: 583
GBNr. 11013
Gefertigt am 23.11.2016
Sachbearbeiter: M.Meessen
Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure
Bahnhofstraße 1
52064 Aachen
Tel. 0241 / 33 200
Fax 0241 / 404 872
eMail: info@vorholz-wueller-vermessung.de
Website: www.vorholz-wueller-vermessung.de

A N N E X         7

TO THE DEED DATED 14TH DECEMBER 2016 OF

THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

Spielplatz
Parkplatz
635
584
Grundstück B
Grundstück A
Neuenhofer Weg
Untergeschoss
(im Bau)
(im Bau)
(im Bau)
(im Bau)
634
583
579
94
Vaalser Straße
B1
74
321
565
320
147
227
13
Anlage 7 zum Notarvertrag
Maßstab 1:400
Lage: Neuenhofer Weg 3-5
Gemarkung: Laurensberg
Flur: 26
Flurstück: 583
GBNr. 11013
Gefertigt am 17.11.2016
Sachbearbeiter: M.Maassen
Dipl.-Ing. Hans-Dieter Vorholz
Dr.-Ing. Herbert Wüller
Öffentlich bestellte Vermessungsingenieure
Bahnhofstraße 1
52064 Aachen
Tel. 0241 / 33 200
Fax 0241 / 404 672
eMail: info@vorholz-wueller-vermessung.de
Website: www.vorholz-wueller-vermessung.de

A N N E X         8

TO THE DEED DATED 14TH DECEMBER 2016

OF THE NOTARY DR. CHRISTOPH TERBRACK

- DEED ROLL NO. 2341 OF 2016 T -

No. 2157 of 2016 T

Consent to Registration

The undersigned owner,

gewoge AG, having its place of business at Kleinmarschierstr. 54-58, 52062 Aachen,

of the property registered in the Laurensberg land register, folio 11267,

in the municipality of Laurensberg, plot 26 no. 634, Vaalser Strasse,

hereby grants Stadtwerke Aachen AG (STAWAG), Aachen, the right to construct a heat generation plant on the aforementioned property, consisting of a brine heat pump and a gas-fired condensing boiler for the purpose of generating heat, and to place the associated connection pipes with their necessary associated equipment on the property and in various rooms in the property, to operate and maintain them and to leave them there permanently.

Access to the property and the buildings standing thereon is permitted at any time and immediately to servants of STAWAG and third parties instructed in connection with carrying out the works for the purpose of operation, supervision or carrying out works of whatever nature to the heat generation system and its associated equipment, insofar as necessary in order to exercise its rights and obligations. The exercise of this right may be transferred to third parties. The owner agrees that it will not construct any facility on the property which is suitable for operating another sort of heating or which could permit a third party to provide heat.

For the benefit of STAWAG, the owner consents to and applies for the application of a limited personal easement on the aforementioned property, for a fixed term until 31st December 2036, and thereafter for as long as the heating supply contract remains in effect.

The costs associated with this deed and its implementation shall be paid by STAWAG.

For the purpose of calculating the court costs, the value of this easement is stated to be €5,000.00.

The easement is to rank with the next available priority in Sections II and III of the land register.

The owner applies to have its name corrected in Section I of the land register to gewoge AG in Aachen.

The officiating notary is authorised to make applications under this consent separately, to restrict them and/or to retract them and to make amending or appropriate declarations, variations and consents insofar as necessary in order to implement them in the land register.

Aachen, [date]

[Signed]

gewoge AG

Deed Roll Number 2157 of 2016 T

I hereby certify that the above signatures, made before me, of Messrs

a)	Thomas Hübner, member of the executive board, and
b)	Ulrich Warner, member of the executive board,

known to me in person, acting as the executive board of

gewoge AG

with its registered office in Aachen

(place of business: Kleinmarschierstrasse 54-58 in 52062 Aachen)

Aachen District Court Commercial Register HRB 175.

are genuine.

I also certify, as officiating notary, based on my inspection today of the Aachen District Court Commercial Register, that gewoge AG is registered there under number HRB 175 with its registered office in Aachen and that Mr Thomas Hübner and Mr Ulrich Warner are registered as its executive board and authorised to represent the company jointly.

Aachen, 17th November 2016

[Signed]

(Dr. Terbrack) notary

ANNEX 5.2

Deed Roll Number                                                                                                                    of 2016T

Gö.

Negotiated in Aachen on           th December 2016.

before me,

DR.  CHRISTOPH TERBRACK

- NOTARY IN AACHEN –

there appeared on behalf of

gewoge AG with its registered office in Aachen (place of business: Kleinmarschierstrasse 54-58 in 52062 Aachen), registered in the Commercial Register of the Aachen District Court under number HRB 175, acting here not in their own name but as members of the executive board with power of joint representation, known to me personally

Mr Thomas Hübner, born 20th December 1967,

Mr Ulrich Warner, born 10th February 1960,

as binding representatives of the company, which I certify based on my inspection today of the aforementioned Commercial Register.

The parties appearing declared and requested the notarisation of the following

AMENDMENT TO THE CONSENT TO REGISTRATION

DATED 14TH DECEMBER 2016, DEED ROLL No. 2341/2016 T

Page | 2

§1

PRELIMINARY

(1)	Reference is made to the officiating notary’s deed dated 14th December 2016, No. 2341/2016 T in his deed roll.
(2)	The right established in Part E of that deed (vehicular right of way) is amended by the provisions below.

§2

AMENDMENT TO PART E

(1)	The right established in §1 of Part E is amended such that that right may also be used by vehicles for waste disposal, irrespective of their weight.
(2)	Consent is given to and application made for the registration of this variation to the content of the deed.

§3

CONCLUDING PROVISIONS

(1)	Otherwise, all the other provisions of the deed referred to remain in effect.
(2)

The notary Dr. Christoph Terbrack in Aachen and his employees Heinz Göttgens, Sylvia Buntrock, Brigitte Braun and Andrea Claus, each acting individually and released from the restrictions of Civil Code [BGB] §181, are authorised to make all declarations, to declare that the surveyed property is the same as the parts of the properties described above (Property A and Property B) and to make modifications and amendments to this deed which appear necessary to them in order to implement it. They are authorised to make separate and limited applications and to withdraw them in the same manner.

THIS RECORD was read out by the notary to the parties appearing, approved by them and then signed by them and by the notary in their own hand as follows:

(Hübner)	(Warner)

(Dr. Terbrack) Notary

ANLAGE 6.3.1

Baulastenverzeichnis von	Aachen	Baulastenblatt-Nr. 1299
Grundstück	Vaalser Straße Neuenhofer Weg 3,5	Seite 2
Gemarkung	Laurensberg Flur 26	Flurstück 583

Lfd.-Nr.	Inhalt der Baulast	Bemerkungen
1	2	3
2.	Verpflichtung, die für das Baugrundstück Vaalser Straße, Gemarkung Laurensberg, Flur 26, Flurstück 634, erforderliche Zuwegung und Zufahrt auf einer Fläche von 863 m² über das Baulastgrundstück zur Verfügung zu stellen, die Fläche den bauordnungsrechtlichen Vorschriften und Anforderungen entsprechend anlegen, unterhalten und instand setzen zu lassen, die ungehinderte Zufahrt zum Baugrundstück zu gewährleisten, so dass auch der Einsatz von Feuerlösch- und Rettungsgeräten jederzeit möglich ist. eingetragen am: 07. Aug. 2013

Stadt Aachen
Lage:
Vaalser Straße
Antragsteller:
gewogw AG
Neuenhofer Weg

Baulastenverzeichnis von Aachen | Baulastenblatt-Nr. [illegible]

Grundstück Neuenhofer Weg 3. 5 | Seite 1

Gemarkung Laurensberg | Flur 26 | Flurstück 583

Lfd. Nr.	Inhalt der Baulast	Bemerkungen
1	2	3
1.)	Verpflichtung, jedes der Baulastgrundstücke Neuenhofer Weg 3,5 und Vaalser Straße o.Nr. Gemarkung Laurensberg, Flur 26, Flurstücke 583 und 634, auf denen eine zusammenhängende Bebauung durchgeführt wird, mit den anderen zusammen nach allen Vorschriften aus dem öffentlichen Baurecht als ein Grundstück behandeln zu lassen und das öffentliche Baurecht so einzuhalten, als wären die Grundstücke ein Baugrundstück. eingetragen am 03. Sep. 2003

Baulastenverzeichnis von Aachen

Baulastenblatt-Nr.

Grundstück Vaalser Straße

Seite

Gemarkung Laurensberg Flur 26 Flurstück 634

Lfd.-Nr.	Inhalt der Baulast	Bemerkungen
1	2	3
1.)	Verpflichtung, jedes der Baulastgrundstücke Neuenhofer Weg 3,5 und Vaalser Straße o.Nr, Gemarkung Laurensberg, Flur 26, Flurstücke 583 und 634, auf denen eine zusammenhängende Bebauung durchgeführt wird, mit den anderen zusammen nach allen Vorschriften aus dem öffentlichen Baurecht als ein Grundstück behandeln zu lassen und das öffentliche Baurecht so einzuhalten, als wären die Grundstücke ein Baugrundstück. eingetragen am 03. Sep. 2003

AUSZUG AUS DEM LIEGENSCHAFTSKATASTER

- Liegenschaftskarte/Stadtgrundkarte -

Ungef. Maßstab 1 : 1000

Gemeinde: Aachen

Gemarkung Laurensberg, Flur 26

Flurstück(e) 583 und 634

Eigentümer: Stadt Aachen
GB-Blatt 01526
Eingang
16. JUNI 2003
Nadenhofer Weg
beglaubigt
12.06.2003
Dipl.-Ing. Gehrmann
Vermessungsingenieur

ANNEX 6.3.2

A s s u m p t i o n  o f  P u b l i c  L a n d  C h a r g e

We, Gemeinnützige Wohnungsgesellschaft AG für Aachen AG (gewoge AG), whose place of business is at Kleinmarschierstrasse 54-58 in D-52062 Aachen, are the registered owner of the property in Aachen, Neuenhofer Weg 3, 5,

Laurensberg cadastral district, plot 26, sub-parcel b of parcel 583, (Laurensberg land register, folio 2856),

hereinafter referred to as the “Encumbered Property”.

We intend to subdivide the property in Aachen, Neuenhofer Weg 3, 5,

Laurensberg cadastral district, plot 26, parcel 583,

(Laurensberg land register, Blatt 2856),

hereinafter referred to as the “Building Site”.

We hereby assume vis-à-vis the City of Aachen, as building supervisory authority, the public law obligation to take over the vacant area on the Building Site necessary for the development, with a width of 5.00m and a length of 14.49m, and to keep this area free from buildings.

The area subject to the public land charge is shown shaded in green on the location plan prepared on 14th November 2016 by the publicly appointed land surveyor Dr. Ing. Wüller (a copy of the cadastral map). The location plan is attached to the original of this declaration.

We are aware that the public land charge will be registered in the public land charges register of the City of Aachen, that it will also take effect against our successors in title to the aforementioned property and that it can be cancelled only by way of a waiver by the building supervisory authority.

Note:

We have been informed of the effect on our property of the registration of the public land charge.

635
Neuenhofer Weg
584
634
583
Grundstück A
Grundstück B
579
94
Vaalser Straße

ANLAGE 8.4

Ablomed
Neuenhofer Weg 3 - 5
52074 Aachen

Legend

- Walls
- Walls glas
- Office
- Conference
- Lab
- Clean Room
- Restroom, Technic
- Meeting Point
- Storage
- Cafeteria, Kitchen
- Reception
- Bistro (used by third party)

NACHBARZUSTIMMUNG

hiermit erteilen wir bindend unsere Zustimmung zu der Errichtung einer Dachterrasse gemäß der dargestellten Entwurfsplanung ohne bauliche Verpflichtung.

Floor plan I ground floor I

12.12.2016

JLL

ANLAGE 8.4

Neuenhofer Weg 3 - 5
52074 Aachen

Legend

- Walls
- Walls glas
- Office
- Conference
- Lab
- Training Center
- Restroom, Technic
- Meeting Point
- Storage
- Kitchen, Lounge
- Reception
- Bistro (used by third party)

Kardex 2a + Kardex 2b
Kardex 3
Kardex 1

NACHBARZUSTIMMUNG

hiermit erteilen wir bindend unsere Zustimmung zu der Errichtung einer Dachterrasse gemäß der dargestellten Entwurfsplanung ohne bauliche Verpflichtung.

Floor plan I 4th floor I Trainingcenter

JLL

Deed Roll Number	- 2339 - of 2016 T

I hereby certify the above signatures, made before me, of

Mr Thomas Hübner, born 20th December 1967,

Mr Ulrich Warner, born 10th February 1960,

both acting not in their own name but as members of the executive board with joint power of representation of gewoge AG, whose registered office is in Aachen (business address: Kleinmarschierstrasse 54-58 in 52062 Aachen), registered in the Commercial Register of Aachen District Court under number HRB 175.

I also certify, based on my inspection today of the aforementioned Commercial Register, that the aforementioned gentlemen are the binding representatives of the aforementioned company

A a c h e n, 14th December 2016.

This text is a translation of a German language text. In all cases, the original German language version takes precedence.